                                  EXHIBIT 10.27
                                 ONYX AGREEMENT


                                   Exhibit-2

                                    AGREEMENT

         This Agreement is made and entered into as of this 23rd day of December, 1997, by and between ONYX MANAGEMENT SERVICES, LLC, an Georgia limited liability company, having its principal office at 1733 Mount Vernon Road, Suite 202, Atlanta, Georgia 30338 ("ONYX"), and Saratoga Beverage Group, Inc., a Delaware corporation, having its principal business address at 11 Geyser Road, Saratoga Springs, New York 12866 ("Lender").

                              W I T N E S S E T H:

         WHEREAS, ONYX Group has requested Lender to loan the sum of Eight Hundred Thousand Dollars ($800,000) (the "Loan") to ONYX for working capital purposes; and

         WHEREAS, Lender has agreed to make the Loan to ONYX upon and subject to the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreement of the parties hereto contained herein and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties do hereby agree as follows:

     A.  The Loan.

1. The Loan. Subject to the terms and conditions of this Agreement, Lender shall, on the Closing Date (as hereinafter defined), loan and advance to ONYX a sum of up to Three Hundred Thousand Dollars ($300,000). In addition, from time to time after the Closing Date during the first two (2) years after the date hereof, Lender may, in its sole and absolute discretion, after its review of service contracts secured by ONYX, loan and advance to ONYX a sum of up to Five Hundred Thousand Dollars ($500,000).

1. Loan Obligation. The Loan shall be evidenced by a secured promissory note (the "Promissory Note") which shall be in the form annexed hereto as Exhibit A. The Loan shall be payable as set forth in the Promissory Note.

1. Security. The Loan shall be secured by all assets of ONYX. The Loan shall be evidenced by a first priority lien position as to all assets of ONYX. The foregoing grant of security shall be embodied in a security agreement in the form annexed hereto as Exhibit B (the "Security Agreement").

1. Warrants. As additional consideration for Lender making the Loan or advancing sums under the Loan, each member of ONYX shall issue to


                                   Exhibit-3

         Lender or its designee a warrant (the "Warrant"), which shall be in the form annexed hereto as Exhibit C.

1. Amendment of Operating Agreement In connection with the Loan and the issuance of the Warrant, ONYX shall, on the Closing Date, amend its Operating Agreement (the "Operating Agreement") to reflect the provisions annexed hereto as Exhibit D.

1. Loan Documents. The Loan shall be evidenced by the Promissory Note, the Security Agreement and such other documents which shall be prepared by Lender or its counsel in form and substance currently utilized in similar situations and acceptable in the sole discretion of Lender (collectively, the "Loan Documents").

1. Disbursement and Use of Funds. The proceeds of the Loan shall be shall be utilized solely for the general business purposes of ONYX. Subject to the continuing compliance with the Promissory Note, ONYX may draw up to the full amount of the Loan in one or more draw requests throughout the term of the Loan; provided, however, that all funds disbursed under the Loan shall be utilized solely for the general business purposes of ONYX, and no such funds shall be paid to or drawn by (directly or indirectly) any of the members, managers or directors of ONYX.

1. Board of Directors. From and after the Closing Date, Lender shall be entitled to nominate, and ONYX hereby agree to cause to elect, two (2) people to serve as a member of the board of directors, or equivalent governing body of ONYX (the "Board of Directors"). ONYX shall cause the Board of Directors to be fixed at five (5) members, and shall modify the Operating Agreement to fix the number of directors at five (5) and to provide that the number of directors of ONYX may not be increased or decreased without the consent of Lender's designees to the Board of Directors.

1. Closing Date. Subject to verification and acceptance of all conditions precedent to closing hereunder by Lender, the transactions contemplated by this Agreement shall be consummated (the "Closing") simultaneously with the execution of this Agreement, or such other date as shall be mutually acceptable by the parties which, for all purposes of this Agreement, shall be referred to herein as the "Closing Date."

     A. Conditions Precedent The obligations of Lender hereunder shall be and are hereby specifically conditioned and contingent upon the following:

1. Warrants. Each of the members of the Company shall have executed a Warrant in the form annexed hereto as Exhibit C.

1. Operating Agreement. The Operating Agreement shall have been amended to reflect the provisions annexed hereto as Exhibit D.


                                   Exhibit-4

2. Financial Information. Lender shall have received all relevant information, financial or otherwise, relating to ONYX, income, expenses, operating costs, production costs, raw material costs and supplies, inventory, information relating to real estate assets, improvements thereon, building fixtures, equipment or other assets and inventory, intangible and intellectual property rights (including, without limitation, trademarks, copyrights, patents, products and development logos, research materials, advertising materials, supply and/or delivery contracts, and contracts of any other nature) in connection with or relating to the ownership or operations of ONYX.

         1. Consents: Licenses. ONYX shall have received all consents, licenses, approvals, all permits from any and all third parties, Governmental Entities (as hereinafter defined), agencies or quasi-Governmental Entities having jurisdiction or claiming jurisdiction over any of the assets or inventory of ONYX, or as otherwise deemed necessary or appropriate by Lender.

         1. Corporate Approvals. ONYX shall have delivered to Lender evidence of the approval of the transactions contemplated hereby (including the Loan Documents) by the members and managers of ONYX.

         1. Representations and Warranties; Covenants. All representations and warranties set forth in the Agreement or otherwise made by ONYX to Lender shall have been true and correct when made and as of the Closing Date. All covenants and agreements set forth in this Agreement or otherwise agreed to by ONYX to Lender have been completed, obtained, fulfilled or otherwise made as of the Closing Date.

1. Legal Opinion. Lender shall have received such opinions of legal counsel for ONYX and such advice of Lender's counsel as Lender shall reasonably require, which opinion and/or advice shall be in form and substance satisfactory to Lender and its counsel.


                                   Exhibit-5

         A. Representations and Warranties of ONYX. ONYX hereby represents, warrants and covenants to Lender as follows:

1. Organization and Qualification. ONYX is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. ONYX has all power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as hereinafter defined) on ONYX. ONYX is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so duly qualified or licensed and in good standing would not in the aggregate have a Material Adverse Effect on ONYX. For purposes of this Agreement, a "Material Adverse Effect" with respect to ONYX means any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of ONYX, (ii) the assets of ONYX or (iii) the ability of ONYX to consummate the transactions contemplated hereunder. ONYX is characterized as a partnership for federal income tax purposes and has not and will not elect to be treated as an association taxable as a corporation.

1. Authority. ONYX has the requisite corporate power and authority to execute and deliver this Agreement and each of the Loan Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Loan Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of ONYX and no other corporate proceedings on the part of ONYX are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement and the Loan Documents to which ONYX is a party have been duly executed and delivered by ONYX and, assuming this Agreement and the Loan Documents constitute valid and binding obligations of Lender, constitute valid and binding obligations of ONYX enforceable against it in accordance with their respective terms.

1. No Violations. Neither the execution, delivery or performance of this Agreement or the Loan Documents by ONYX nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the provisions hereof or thereof will (a)(i) conflict with or result in any breach of any provision of the Articles of Organization or the Operating Agreement of ONYX, (ii) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or


                                   Exhibit-6
         commission or other governmental or other regulatory authority or agency (a "Governmental Entity") or other person or entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which ONYX is a party or by which any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to ONYX or any of its properties or assets; or (b) except as expressly contemplated in this Agreement, result in the creation or imposition of a Lien (as hereinafter defined), or give to any other party any interest or right in the equity or assets of ONYX.

1. Capitalization. To the best knowledge of ONYX, after due inquiry of each member, all of the issued and outstanding membership interests by ONYX are owned, free and clear of any liens, encumbrances, mortgages, pledges, conditional sales, redemption agreements, assessments, covenants, restrictions, reservations, hypothecations and other burdens or charges of any nature (collectively, "Liens"), as follows: 94% owned by Ronald C. Holliday, 3% owned by Patrick J. Barr and 3% owned by George Merhi. To the best knowledge of ONYX, after due inquiry of each member, none of the membership interests of ONYX have been pledged or assigned to any other party. There are no outstanding
         (i) securities convertible into or exchangeable for any membership interests of ONYX; (ii) options, warrants or other rights to purchase or subscribe for any membership interests of ONYX or (iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any membership interests of ONYX, any such convertible or exchangeable securities or any such options, warrants or rights.

1. Subsidiaries. ONYX does not presently own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or business entity nor is ONYX, directly or indirectly, a participant in any joint venture, partnership or other non-corporate entity.

1. Compliance With Laws; Licenses. The conduct of the business of ONYX has not violated, and as presently conducted does not violate, any federal, state, local or foreign laws, rules, regulations or ordinances, or judgments, injunctions, writs, decrees or orders of any court or Governmental Entity, nor has ONYX received any notice of any such violation which remains outstanding. ONYX is not subject to any judgments, injunctions, writs, decrees or orders of any court or Governmental Entity currently in effect which could have a Material Adverse Effect.


                                   Exhibit-7

1. Litigation. There are no actions, suits, Liens or proceedings existing, pending or threatened against or affecting ONYX or its assets or business or which shall prevent the consummation of the transactions contemplated herein. ONYX is not aware of any current investigation with respect to possible violations of any applicable federal, state or local laws, ordinances or regulations or administrative ruling relating to any aspect of its business. ONYX has no reasonable grounds to know of any basis (after inquiry) for any such suit, action, claim or litigation or of any governmental investigation relating to ONYX or any of its properties, assets, businesses or prospects.

1. Contracts; Business; Consents. Other than the Operating Agreement and the Agreement for Concession and Catering Services dated December 5, 1997 between ONYX and Big League Dreams Sports, LLC, there are no contracts, agreements, arrangements (written or oral) and other instruments to which ONYX is a party or by which its assets are bound (collectively, the "Contracts"). Each of the Contracts is in full force and effect and enforceable in accordance with its terms. ONYX has not received notice of cancellation of or intent to cancel any of the Contracts. There exists no event of default or occurrence, condition or act on the part of ONYX or, to the best knowledge of ONYX, on the part of the other party to such Contracts which constitutes or would constitute (with notice or lapse of time or both) a breach under, or cause or permit acceleration of, any obligation of ONYX. ONYX has not operated its business prior to the date of this Agreement and owns no assets other than the Contracts. No consent of any third party is required in connection with the execution, delivery and performance of this Agreement by ONYX.

1. Books and Records. Copies of the Articles of Organization, the Operating Agreement and minutes of ONYX have been previously delivered to Lender, and such documents are complete, true and correct.

1. Broker and Similar Fees. No person or entity is entitled to any brokerage, finders' fee or commission in connection with this transaction.

1. Disclosure. No representation, warranty or statement made by ONYX in (i) this Agreement, (ii) the Schedules attached hereto, or (iii) in any other written materials furnished or to be furnished by ONYX to Lender or its representatives, attorneys and accountants pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         A. Representations and Warranties of Lender. Lender hereby represents, warrants and covenants to ONYX as follows:


                                   Exhibit-8

1. Organization and Qualification. Lender is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

1. Authority. Lender has the requisite corporate power and authority to execute and deliver this Agreement and each of the Loan Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Loan Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Lender and no other corporate proceedings on the part of Lender are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement and the Loan Documents have been duly executed and delivered by Lender and, assuming this Agreement and the Loan Documents constitute valid and binding obligations of ONYX, constitute valid and binding obligations of Lender enforceable against it in accordance with their respective terms.

(a) No Violation. Neither the execution, delivery or performance of this Agreement or the Loan Documents by Lender nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the provisions hereof or thereof will conflict with or result in any breach of any provision of the charter or by-laws of Lender, require any filing with, or permit, authorization, consent or approval of Governmental Entity or other person or entity, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Lender is a party or by which any of its properties or assets may be bound or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Lender or any of its properties or assets.

1. Litigation. There are no actions, suits, Liens or proceedings existing, pending or threatened against or affecting Lender or its assets or business which shall prevent the consummation of the transactions contemplated herein.

         1. Broker and Similar Fees. No person or entity is entitled to any brokerage, finders' fee or commission in connection with this transaction.


                                   Exhibit-9

         A. Exclusive Use of Lender Water Products. So long as the Warrant shall be outstanding or Lender (or an affiliate of Lender) shall own membership interests of ONYX, ONYX hereby agrees to use its best efforts to use the water products of Lender in the business of ONYX and shall use no water products of any other person or entity in the business of ONYX, except that ONYX may sell water products of other persons or entities if a facility to which ONYX is providing services is contractually required to do so. The agreement set forth in this
         Section V shall be memorialized in a longer-form agreement to be entered into after the Closing Date. The failure to enter into a longer-form agreement shall not nullify the agreement set forth in this Section V.

         A. Indemnification. The representations and warranties contained herein shall survive closing of the transactions contemplated hereby. ONYX will indemnify and hold harmless Lender, its employees, officers, directors, representatives and agents from and after the date hereof, against any losses, claims, damages, actions, deficiencies, costs, expenses, or any other liabilities including, without limitation, reasonable attorneys' fees, cost of investigation and interest with respect to any of the following:

            I.      Any misrepresentation or breach or failure of any warranty, representation or covenant made herein by ONYX to Lender.

I.                                     Any representation, covenant, warranty or
                           statement made by ONYX becoming untrue subsequent to the date hereof, unless such event shall be fully disclosed to Lender, in which event Lender shall have the sole and exclusive option to terminate this Agreement. If such event shall occur subsequent to the Closing Date, this indemnification shall continue in full force and effect and any such event shall be deemed a default under the Loan, in addition to the indemnification granted hereby.

I.                                       Any action or omission to act by the
                           designees of Lender who shall act as members of the Board of Directors, while acting as such, so long as such designees are eligible for indemnification under the laws of the State of New York or the State of Georgia.

I.                                      Any actions, causes of actions,
                           claims, suits, proceedings, demands, assessments, settlements, judgments, damages, losses, costs and legal and other expenses incident to any of the foregoing.

         A. Expenses. Each party shall bear all expenses and costs of any type or nature incurred by it in connection with this transaction, including any legal fees or costs.

A.       Insurance.

1.                            Within sixty (60) days after the date hereof, ONYX
                  shall purchase and, so long as any amounts due under the Promissory Note shall remain


                                   Exhibit-10
                  outstanding, maintain life and disability insurance on Ronald
                  C. Holliday, naming Lender as beneficiary, in an amount to be determined and adjusted by the Board of Directors not less often than annually and in all events in an amount no less than One Million Five Hundred Thousand Dollars ($1,500,000). ONYX shall pay all premiums due on the policy purchased.

1.                            So long as any amounts due under the Promissory
                  Note shall remain outstanding, ONYX shall name Lended as an additional insured under all liability insurance obtained by ONYX from and after the date hereof. ONYX shall pay all premiums due on the policies purchased.

A. Further Assurances. At any time and from time to time after the date hereof, at Lender's request and without further consideration, ONYX will promptly execute and deliver such further instruments or documents or perform such acts as Lender may reasonably request as contemplated under this Agreement or to confirm the existence or non-existence of facts, or conditions provided for in this Agreement.

A. Waiver. No failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

B. Entire Agreement. This Agreement sets forth the entire understanding of the parties. No other statements or representations of the parties, whether written or oral, except as contained herein, may be relied upon by the parties hereto. This Agreement shall not be amended, modified, supplemented or terminated except by written agreement of the parties executed by each of the parties hereto. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns, their respective heirs, executors and administrators of each of the parties hereto.

A. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original instrument, but all such counterparts, taken together, shall constitute one and the same instrument.

A. Headings. The headings of all sections of this Agreement are for convenience of reference only and shall not constitute a part thereof.

A. Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Section XIII and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties


                                   Exhibit-11
hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.


                                   Exhibit-12

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                               ONYX MANAGEMENT SERVICES, LLC

                               By:________________________
                                    Ronald C. Holliday
                                    Member and Manager

                               SARATOGA BEVERAGE GROUP, INC.

                               By:________________________
                                    Robin Prever
                                    Chief Executive Officer


                                   Exhibit-13

Void after 5:00 p.m. New York City Time, on December 22, 2007.

                     WARRANT TO PURCHASE EQUITY INTERESTS OF
                          ONYX MANAGEMENT SERVICES, LLC

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID ACT OR LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

         This is to certify that, FOR VALUE RECEIVED, Saratoga Beverage Group, Inc. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Ronald C. Holliday ("Owner") fully paid, validly issued and nonassessable equity interests of ONYX Management Services, LLC, a Georgia limited liability company (the "Company"), representing thirty-five percent (35%) of the outstanding equity interests (including thirty-five percent (35%) of the Owner's capital account in the Company) owned by Owner ("Interests"), for an aggregate purchase price consisting of Ninety-Four Thousand (94,000) shares of Class A Common Stock, par value $.01 per share ("Common Stock"), at any time during the period from the date hereof to December 22, 2007, but not later than 5:00 p.m. New York City Time, on December 22, 2007.

         The Interests deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Interests" and the aggregate exercise price of the Interests is hereinafter sometimes referred to as the "Exercise Price."

I. EXERCISE OF WARRANT. This Warrant may be exercised in whole, but not in part, at any time on or after the date of this Warrant and until December 22, 2007 (the "Exercise Period"); provided, however, that (i) if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's members, prior to December 22, 2007, the Holder shall have the right to exercise this Warrant commencing at such time through December 22, 2007 into the kind and amount of equity and other securities and property (including cash) receivable by a holder of the Interests into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to Owner with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Interests. Upon receipt by Owner of this Warrant in proper form for exercise, the Holder shall be deemed to be the owner of record of the Interests issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed.


                                   Exhibit-14

I.                 EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

                                    (1) The Holder may not sell, transfer,
                  assign or hypothecate all or any portion of this Warrant to anyone other than an affiliate of the Holder (an "Affiliated Holder"). If the Holder desires to sell, transfer, assign or hypothecate all or any portion of this Warrant to an Affiliated Holder, the Holder shall notify the Owner in writing and shall surrender the Warrant or Warrants, properly endorsed, to be so sold, transferred, assigned or hypothecated. For purposes of this Warrant, an "affiliate" of a person shall mean an entity controlling, controlled by or under common control with such person. Upon any sale, transfer, assignment or hypothecation of the Warrant in accordance with this Section (b), the Owner shall deliver a warrant or warrants in the form hereof to the person or persons entitled thereto; provided, however, that the warrant issued to the Affiliated Holder shall provide for its termination at such time as the Affiliated Holder shall cease to be an affiliate of the Holder unless, prior to or simultaneously with such time, the Affiliated Holder sells, transfers, assigns or hypothecates such warrant to the Holder or to an Affiliated Holder.

                                    (2) Upon receipt by the Owner of evidence
                  satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Owner will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Owner, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

I. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a member of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Owner or the Company except to the extent set forth herein.

I. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                                    (1) If the number of shares of Common Stock
                  outstanding at any time hereafter is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price in effect at the time of the record date for such stock dividend, subdivision or split-up shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                                    (2) If at any time hereafter the number of
                  shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common


                                   Exhibit-15

                  Stock, then, following the record date for such combination, the Exercise Price in effect at the time of the record date for such combination shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such combination, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (3) If at any time hereafter there is any
                  reorganization, reclassification of the capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), consolidation or merger (including a merger in which the Holder is the surviving entity) of the Holder, then each Warrant shall (in lieu of being exercisable using shares of Common Stock) after such reorganization, reclassification, consolidation or merger be exercisable using the kind and number of shares of stock or other securities or property (including cash) of the Holder or of the corporation resulting from such consolidation or surviving such merger to which the Owner would have been entitled upon such reorganization, reclassification, consolidation or merger, if the Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation or merger. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (4) In the event the Holder shall propose to take any
                  action of the types described in Section (d)(3), the Holder shall give notice to the Owner, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrants and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action that would require the fixing of a record date, such notice shall be given at least fifteen (15) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

I.                      MISCELLANEOUS.

            (1)         All notices, requests, consents and other communications
                  under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed.

                  (1) All modifications or amendment of this Warrant shall require the written consent of the party against whom enforcement of the modification or amendment is sought.


                                   Exhibit-16

                                    (1) The headings contained herein are for
                  the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                                    (1) This Warrant (together with the other
                  agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                                    (1) This Warrant shall inure solely to the
                  benefit of and shall be binding upon, the Holder and the Owner and their respective successors, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                                    (1) This Warrant shall be construed in
                  accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Warrant shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Warrant and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

                                    (1) The failure of the Owner or the Holder
                  to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Owner or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

                  __________________________
                  Ronald C. Holliday

                  Dated: December 23, 1997

                                  PURCHASE FORM

                                                      Dated ____________________


                                   Exhibit-17

         The undersigned hereby irrevocably elects to exercise the within Warrant in full and hereby makes payment of Ninety-Four Thousand (94,000) shares of Class A Common Stock, par value $.01 per share, of Saratoga Beverage Group, Inc. in payment of the actual exercise price thereof.


                             ----------------------

                   INSTRUCTIONS FOR REGISTRATION OF INTERESTS

Name ____________________________________________________________
         (Please typewrite or print in block letters)


Address__________________________________________________________


     Signature___________________________________________________









Void after 5:00 p.m. New York City Time, on December 22, 2007.


                     WARRANT TO PURCHASE EQUITY INTERESTS OF
                          ONYX MANAGEMENT SERVICES, LLC


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID ACT OR LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

         This is to certify that, FOR VALUE RECEIVED, Saratoga Beverage Group, Inc. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from George Merhi ("Owner") fully paid, validly issued and nonassessable equity interests of ONYX Management Services, LLC, a Georgia limited liability company (the "Company"), representing thirty-five percent (35%) of the outstanding equity interests (including thirty-five percent (35%) of the Owner's capital account in the Company) owned by Owner ("Interests"), for an aggregate purchase price consisting of Three Thousand (3,000) shares of Class A Common Stock, par value $.01 per share ("Common Stock"), at any time during the period from the date hereof to December 22, 2007, but not later than 5:00 p.m. New York City Time, on December 22, 2007.


                                  Exhibit - 18

         The Interests deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Interests" and the aggregate exercise price of the Interests is hereinafter sometimes referred to as the "Exercise Price."

              I. EXERCISE OF WARRANT. This Warrant may be exercised in whole, but not in part, at any time on or after the date of this Warrant and until December 22, 2007 (the "Exercise Period"); provided, however, that (i) if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's members, prior to December 22, 2007, the Holder shall have the right to exercise this Warrant commencing at such time through December 22, 2007 into the kind and amount of equity and other securities and property (including cash) receivable by a holder of the Interests into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to Owner with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Interests. Upon receipt by Owner of this Warrant in proper form for exercise, the Holder shall be deemed to be the owner of record of the Interests issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed.

              I.   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

                                    (1) The Holder may not sell, transfer,
                  assign or hypothecate all or any portion of this Warrant to anyone other than an affiliate of the Holder (an "Affiliated Holder"). If the Holder desires to sell, transfer, assign or hypothecate all or any portion of this Warrant to an Affiliated Holder, the Holder shall notify the Owner in writing and shall surrender the Warrant or Warrants, properly endorsed, to be so sold, transferred, assigned or hypothecated. For purposes of this Warrant, an "affiliate" of a person shall mean an entity controlling, controlled by or under common control with such person. Upon any sale, transfer, assignment or hypothecation of the Warrant in accordance with this Section (b), the Owner shall deliver a warrant or warrants in the form hereof to the person or persons entitled thereto; provided, however, that the warrant issued to the Affiliated Holder shall provide for its termination at such time as the Affiliated Holder shall cease to be an affiliate of the Holder unless, prior to or simultaneously with such time, the Affiliated Holder sells, transfers, assigns or hypothecates such warrant to the Holder or to an Affiliated Holder.

                                    (2) Upon receipt by the Owner of evidence
                  satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Owner will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Owner, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

              I. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a member of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Owner or the Company except to the extent set forth herein.

                                  Exhibit - 19

              I. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                                    (1) If the number of shares of Common Stock
                  outstanding at any time hereafter is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price in effect at the time of the record date for such stock dividend, subdivision or split-up shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                                    (2) If at any time hereafter the number of
                  shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Exercise Price in effect at the time of the record date for such combination shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such combination, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (3) If at any time hereafter there is any
                  reorganization, reclassification of the capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), consolidation or merger (including a merger in which the Holder is the surviving entity) of the Holder, then each Warrant shall (in lieu of being exercisable using shares of Common Stock) after such reorganization, reclassification, consolidation or merger be exercisable using the kind and number of shares of stock or other securities or property (including cash) of the Holder or of the corporation resulting from such consolidation or surviving such merger to which the Owner would have been entitled upon such reorganization, reclassification, consolidation or merger, if the Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation or merger. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (4) In the event the Holder shall propose to take any
                  action of the types described in Section (d)(3), the Holder shall give notice to the Owner, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrants and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action that



                                  Exhibit - 20
                  would require the fixing of a record date, such notice shall be given at least fifteen (15) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

            I.        MISCELLANEOUS.

                                    (1) All notices, requests, consents and
                  other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed.

                                    (1) All modifications or amendment of this
                  Warrant shall require the written consent of the party against whom enforcement of the modification or amendment is sought.

                                    (1) The headings contained herein are for
                  the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                                    (1) This Warrant (together with the other
                  agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                                    (1) This Warrant shall inure solely to the
                  benefit of and shall be binding upon, the Holder and the Owner and their respective successors, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                                    (1) This Warrant shall be construed in
                  accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Warrant shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Warrant and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

                                    (1) The failure of the Owner or the Holder
                  to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any



                                  Exhibit - 21
                  provision hereof or the right of the Owner or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.


                  --------------------------
                  George Merhi


                  Dated: December 23, 1997
                                  PURCHASE FORM

                                                   Dated ____________________

         The undersigned hereby irrevocably elects to exercise the within Warrant in full and hereby makes payment of Three Thousand (3,000) shares of Class A Common Stock, par value $.01 per share, of Saratoga Beverage Group, Inc. in payment of the actual exercise price thereof.


                             ----------------------

                   INSTRUCTIONS FOR REGISTRATION OF INTERESTS


Name ____________________________________________________________
         (Please typewrite or print in block letters)


Address__________________________________________________________


     Signature___________________________________________________



                                  Exhibit - 22

Void after 5:00 p.m. New York City Time, on December 22, 2007.


                     WARRANT TO PURCHASE EQUITY INTERESTS OF
                          ONYX MANAGEMENT SERVICES, LLC


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID ACT OR LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

         This is to certify that, FOR VALUE RECEIVED, Saratoga Beverage Group, Inc. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Patrick J. Barr ("Owner") fully paid, validly issued and nonassessable equity interests of ONYX Management Services, LLC, a Georgia limited liability company (the "Company"), representing thirty-five percent (35%) of the outstanding equity interests (including thirty-five percent (35%) of the Owner's capital account in the Company) owned by Owner ("Interests"), for an aggregate purchase price consisting of Three Thousand (3,000) shares of Class A Common Stock, par value $.01 per share ("Common Stock"), at any time during the period from the date hereof to December 22, 2007, but not later than 5:00 p.m. New York City Time, on December 22, 2007.

         The Interests deliverable upon such exercise are hereinafter sometimes referred to as "Warrant Interests" and the aggregate exercise price of the Interests is hereinafter sometimes referred to as the "Exercise Price."

              I. EXERCISE OF WARRANT. This Warrant may be exercised in whole, but not in part, at any time on or after the date of this Warrant and until December 22, 2007 (the "Exercise Period"); provided, however, that (i) if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's members, prior to December 22, 2007, the Holder shall have the right to exercise this Warrant commencing at such time through December 22, 2007 into the kind and amount of equity and other securities and property (including cash) receivable by a holder of the Interests into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to Owner with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Interests. Upon receipt by Owner of this Warrant in proper form for exercise, the Holder shall be deemed to be the owner of record of the Interests issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed.

                                  Exhibit - 23

              I.   EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

                                    (1) The Holder may not sell, transfer,
                  assign or hypothecate all or any portion of this Warrant to anyone other than an affiliate of the Holder (an "Affiliated Holder"). If the Holder desires to sell, transfer, assign or hypothecate all or any portion of this Warrant to an Affiliated Holder, the Holder shall notify the Owner in writing and shall surrender the Warrant or Warrants, properly endorsed, to be so sold, transferred, assigned or hypothecated. For purposes of this Warrant, an "affiliate" of a person shall mean an entity controlling, controlled by or under common control with such person. Upon any sale, transfer, assignment or hypothecation of the Warrant in accordance with this Section (b), the Owner shall deliver a warrant or warrants in the form hereof to the person or persons entitled thereto; provided, however, that the warrant issued to the Affiliated Holder shall provide for its termination at such time as the Affiliated Holder shall cease to be an affiliate of the Holder unless, prior to or simultaneously with such time, the Affiliated Holder sells, transfers, assigns or hypothecates such warrant to the Holder or to an Affiliated Holder.

                                    (2) Upon receipt by the Owner of evidence
                  satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Owner will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Owner, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

              I. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a member of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Owner or the Company except to the extent set forth herein.

              I. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                                    (1) If the number of shares of Common Stock
                  outstanding at any time hereafter is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price in effect at the time of the record date for such stock dividend, subdivision or split-up shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                                    (2) If at any time hereafter the number of
                  shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common



                                  Exhibit - 24

                  Stock, then, following the record date for such combination, the Exercise Price in effect at the time of the record date for such combination shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such combination, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (3) If at any time hereafter there is any
                  reorganization, reclassification of the capital stock (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), consolidation or merger (including a merger in which the Holder is the surviving entity) of the Holder, then each Warrant shall (in lieu of being exercisable using shares of Common Stock) after such reorganization, reclassification, consolidation or merger be exercisable using the kind and number of shares of stock or other securities or property (including cash) of the Holder or of the corporation resulting from such consolidation or surviving such merger to which the Owner would have been entitled upon such reorganization, reclassification, consolidation or merger, if the Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation or merger. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (4) In the event the Holder shall propose to take any
                  action of the types described in Section (d)(3), the Holder shall give notice to the Owner, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrants and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action that would require the fixing of a record date, such notice shall be given at least fifteen (15) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        I.                              MISCELLANEOUS.

                                    (1) All notices, requests, consents and
                  other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed.

                                    (1) All modifications or amendment of this
                  Warrant shall require the written consent of the party against whom enforcement of the modification or amendment is sought.


                                  Exhibit - 25

                                    (1) The headings contained herein are for
                  the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

                                    (1) This Warrant (together with the other
                  agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                                    (1) This Warrant shall inure solely to the
                  benefit of and shall be binding upon, the Holder and the Owner and their respective successors, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

                                    (1) This Warrant shall be construed in
                  accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Warrant shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Warrant and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

                                    (1) The failure of the Owner or the Holder
                  to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Owner or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.


                  --------------------------
                  Patrick J. Barr


                  Dated: December 23, 1997
                                  PURCHASE FORM

                                                      Dated ____________________

                                  Exhibit - 26

         The undersigned hereby irrevocably elects to exercise the within Warrant in full and hereby makes payment of Three Thousand (3,000) shares of Class A Common Stock, par value $.01 per share, of Saratoga Beverage Group, Inc. in payment of the actual exercise price thereof.


                             ----------------------

                   INSTRUCTIONS FOR REGISTRATION OF INTERESTS


Name ____________________________________________________________
         (Please typewrite or print in block letters)


Address__________________________________________________________


     Signature___________________________________________________



                                  Exhibit - 27

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID ACT OR LAWS OR AN APPLICABLE EXEMPTION THEREFROM.


                             SECURED PROMISSORY NOTE

$800,000.00

December 23, 1997


         FOR VALUE RECEIVED, ONYX MANAGEMENT SERVICES, LLC, a Georgia limited liability company (the "Company"), hereby promises to pay to Saratoga Beverage Group, Inc. or its assignees as permitted under Section 10 hereof ("Payee"), the principal sum of up to Eight Hundred Thousand Dollars ($800,000) (or such lesser amount as shall equal the unpaid principal amount borrowed as evidenced by Schedule A hereto), on the dates and in the amounts hereinafter set forth. Payee has loaned the principal amount to the Company for working capital purposes, and the Company agrees to use such amount for such purpose. This Secured Promissory
Note is hereinafter referred to as this "Note." This Note is issued pursuant to the terms of an agreement dated as of the date hereof between the Company and Payee (the "Agreement"), and capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

              I. Interest. Subject to the terms and conditions hereof, the Company promises to pay interest on the principal amount of this Note at a per annum rate equal to the greater of (i) eight percent (8%) or (ii) the Prime Rate (as defined herein) plus one percent (1%) as in effect on the first day of the calendar quarter for which such interest shall accrue. The Prime Rate shall mean, for any day, a rate of interest per annum publicly announced from time to time by Citibank, N.A. at its principal office in New York City as its prime rate in effect at such time. Such interest shall be payable in arrears quarterly on the first day of each calendar quarter (each date on which interest is payable, an "Interest Payment Date"), beginning on April 1, 1998. Interest on this Note shall accrue from the date of issuance until repayment of the principal and payment of all accrued interest and premium in full and shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding anything to the contrary in this Note, the Company shall pay interest on any overdue principal, if any, and, to the extent permitted by applicable law, on any overdue interest at a per annum rate equal to the greater of (i) eleven percent (11%) or (ii) the Prime Rate plus four percent (4%) as in effect on the first day of the calendar quarter from which such interest shall accrue until paid, payable as aforesaid or, at the option of Payee, on demand.

                                  Exhibit - 28

              I. Principal and Maturity Date. Three Hundred Thousand Dollars ($300,000) of the principal amount outstanding under this Note shall become due and payable in full on the fourth anniversary of the date of this Note, and the remaining unpaid principal amount outstanding under this Note (up to Five Hundred Thousand Dollars ($500,000), as evidenced by Schedule A hereto) shall become due and payable in full on the third anniversary of the date of this Note.

              I. Prepayment. At any time or from time to time, this Note may be prepaid, in whole or in part, upon thirty (30) days' prior written notice from the Company to Payee. In addition, in the event that any service contract is terminated, and the Company receives a payment or return of payment from the other party to the service contract, the Company shall use such proceeds to prepay this Note. All prepayments made on this Note shall be applied first to the payment of all unpaid interest accrued on this Note and then to the outstanding and unpaid principal amount of this Note as of the date of the payment, in the order of maturity (i.e., amounts due on the third anniversary shall be prepaid prior to prepayment of amounts due on the fourth anniversary).

              I. General Payment Provisions. All payments or prepayments of principal and interest and other sums due pursuant to this Note shall be made in lawful money of the United States of America, with principal payments to be made by wire transfer of immediately available funds to such account as Payee shall have previously designated to the Company in writing not later than two (2) Business Days (as defined below) prior to date on which such payment becomes due and interest payments to be payable to Payee by check payable to Payee at 11 Geyser Road, Saratoga Springs, New York 12866 or at such other address as Payee shall have previously designated to the Company in writing not later than two
(2) Business Days prior to the date on which such payment becomes due.

         If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day and interest shall be payable at the rate set forth herein for the period of the extension. The term "Business Day" shall mean any day on which commercial banks in the State of New York are not authorized or required to close.

              I. Security. This Note is secured by the Collateral (as defined in the Security Agreement dated as of the date hereof between the Company and Payee (the "Security Agreement")) pursuant to the terms of the Security Agreement and is subject to all of the terms and conditions thereof, including the remedies specified therein.

                                  Exhibit - 29

              I. Events of Default. If one or more of the following events (an "Event of Default") shall occur and be continuing:

              A. the Company shall default in the payment when due of any principal of this Note, and such default shall continue unremedied for a period of five (5) days after notice thereof to the Company by Payee;

                  A. the Company shall default in the payment when due of any interest under this Note, and such default shall continue unremedied for a period of fifteen (15) days after notice thereof to the Company by Payee;

              A. any default by the Company in the performance of any of its covenants or agreements in this Note, the Agreement or the Security Agreement, and such default shall continue unremedied for a period of thirty (30) days after notice thereof to the Company by Payee;

              A. any representation, warranty or certification made or deemed made by the Company in this Note, the Agreement or the Security Agreement shall prove to have been false or misleading as of the time made or furnished in any material respect;

              A. any default by the Company under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any debt for borrowed money or debt in connection with the acquisition by the Company of any other business or entity (including, without limitation, capitalized leases and purchase money mortgages) whether such indebtedness now exists or shall hereafter be created, resulting in indebtedness in excess of Twenty-Five Thousand Dollars ($25,000) becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

              A. an uninsured final judgment or judgments aggregating Twenty-Five Thousand Dollars ($25,000) or more shall have been entered by a court of competent jurisdiction against the Company and such judgment(s) shall remain unstayed or undischarged for three (3) days or more;

              A. the Company shall admit in writing its inability to, or be generally unable to, pay its debts as such debts generally become due;

              A. the Company shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make an assignment for the benefit of its creditors, (iii) commence a voluntary case pursuant to Title 11 of the United States Code, as now or hereafter in effect (the "Bankruptcy Code"), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                                  Exhibit - 30

              A. a proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such entity or of all or any substantial part of its assets, or (iii) similar relief in respect of such entity, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or an order for relief against any such entity shall be entered in an involuntary case under the Bankruptcy Code.

         THEREUPON: (i) in the case of an Event of Default (other than an Event of Default referred to in clause (h) or (i) above), Payee may, by notice to the Company, declare the principal amount then outstanding of, and the accrued interest on, this Note and all other amounts payable by the Company under this Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; (ii) in the case of the occurrence of an Event of Default referred to in clause (h) or (i) above, the principal amount then outstanding of, and the accrued interest on, this Note shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company, and in any case Payee may take such action as is permitted to enforce its rights hereunder, (iii) the Company shall pay all of the expenses of Payee incurred for the collection of this Note, including reasonable attorneys' fees and legal expenses; and (iv) Payee may exercise from time to time any rights and remedies available to it by law, including those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of Payee in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Payee may apply any funds received from the Company, in such manner and order of priority and against such payment obligations hereunder as Payee may determine.

         I. Affirmative Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall:

              A. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy which is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

              A. Preserve its corporate existence and continue to engage in business of the same general type as conducted as of the date hereof;

              A. Comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and



                                  Exhibit - 31
requirements ("Requirements") of all governmental bodies, departments, commissions, boards, companies or associates insuring the premises, courts, authorities, officials, or officers, which are applicable to the Company; except wherein the failure to comply would not have a material adverse effect on the Company; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of any Requirements;

              A. Maintain in good repair and working order all properties used in their business and from time to time shall make all appropriate repairs and replacements thereof;

              A. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles ("GAAP"), with ledger and account cards or computer tapes, disks, printouts and records that contain information pertaining to the Collateral that may from time to time be requested by Payee and not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm or service bureau for the preparation or storage of the Company's accounting records without said accounting firm's or service bureau's agreeing to provide to Payee information regarding the Collateral and the Company's financial condition;

              A. Furnish Payee as soon as practicable but in no event later than forty-five (45) days after the end of each quarterly fiscal period of each fiscal year with unaudited quarterly financial statements in form and substance as required by Payee, including a balance sheet, an income statement and a statement of cash flows, prepared in accordance with GAAP together with a certificate executed by the chief financial officer of the Company stating that the financial statements fairly present the financial condition of the Company as of the date and for the periods covered and that as of the date of such certificate there has not been any violation of any provision of this Agreement or the happening of any Event of Default hereunder;

              A. Furnish Payee as soon as practicable but in no event later than ninety (90) days after the close of each fiscal year commencing with fiscal 1997 with annual financial statements, which financial statements shall be prepared in accordance with GAAP and shall be reviewed by an independent certified public accounting firm satisfactory to Payee and, with all such financial statements, also deliver a certificate of its chief financial officer attesting that no Event of Default has occurred and is continuing;

              A. Promptly supply Payee with such other information concerning its affairs as Payee may reasonably request from time to time hereafter and shall promptly notify Payee of any material adverse change in the Company's financial condition and any condition or event that constitutes a breach of or event that constitutes an Event of Default and hereby authorizes Payee to contact credit reporting agencies concerning, the Company's credit standing;

              A. Comply in all respects with Article V of the Agreement with respect to the exclusive use of Payee's water products in the business of the Company; and

                                  Exhibit - 32

              A. Purchase and maintain, at its sole cost, life and disability insurance on Ronald C. Holliday, naming Saratoga as beneficiary, in an amount to be determined and adjusted by the Board of Directors not less often than annually and in all events in an amount no less than One Million Five Hundred Thousand Dollars ($1,500,000).

              I. Negative Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall not, without the approval of Payee:

              A. Approve any material change in the scope of the business of the Company;

              A. Approve any sale of all or substantially all of the assets of the Company;

              A. Approve any amendment to the Articles of Organization or the Operating Agreement of the Company;

              A. Approve any borrowing by the Company, other than borrowing in the ordinary course of business not in excess of $100,000 individually;

              A. Approve any capital expenditure (including for purposes hereof, any expenditure under any concession service agreement) of the Company in excess of $100,000 in the aggregate;

              A. Approve the creation of any security interest or lien on all or substantially all of the assets of the Company;

              A. Approve any filing for receivership, dissolution or bankruptcy;

              A. Approve the acquisition by the Company of the equity securities or assets of any other person or entity or the creation or formation of any subsidiary;

              A. Approve the participation of the Company in any partnership, joint venture or other profit sharing agreement;

              A. Approve any salary increases or bonuses payable to any Manager (as defined in the Operating Agreement) or officer of the Company;

              A. Approve any arrangement whereby the Company would guarantee or indemnify any unaffiliated third party in respect of any liability, except in the ordinary course of business of the Company;

              A. Approve any change in the fiscal year end of the Company; or

              A. Approve the declaration or payment of any dividend or profit distribution by the Company to the members of the Company.

I. Amendment. The Company may not modify any of the terms of this Note without the prior written consent of Payee.

                                  Exhibit - 33

              I. No Assignment. This Note may not be assigned by Payee without the prior written consent of the Company except that Payee may assign this Note to any affiliate of Payee without such consent. This Note shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

              I. Governing Law; Consent to Jurisdiction. This Note shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Note shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Section 11 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

              I. Adjustment of Interest Rate. No provision of this Note shall require the payment of interest to the extent that receipt of any such payment by the Company would be contrary to the provisions of law applicable to the Company limiting the maximum amount of interest that may be charged to or collected from the Company, and if any sum in excess of such maximum rate of interest is paid, without premium or penalty, and all payments made thereafter will be appropriately applied to interest and principal to give effect to such maximum rate, and after such application any excess shall be immediately refunded to the Company.

         If the maximum rate of interest, if any, now permitted by law to be charged for this transaction is increased, then for so long as the increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate. If the maximum rate of interest, if any, now permitted by law to be charged for this transaction should be eliminated so that there would be no maximum rate, then interest on this Note shall thereafter be paid at the rate provided in this Note.

         IN WITNESS WHEREOF, the undersigned has executed this Secured Promissory Note as of this 23rd day of December, 1997.

                      ONYX MANAGEMENT SERVICES, LLC



                      By:  _______________________
                           Ronald C. Holliday
                           Member and Manager


                                  Exhibit - 34

                                   SCHEDULE A


                                   Borrowings

                      Principal         Amount Paid      Unpaid Principal
Date Loan Made     Amount of Loan       or Prepaid           Amount
--------------     --------------       ----------           ------

                                  Exhibit - 35

                               SECURITY AGREEMENT



                  This SECURITY AGREEMENT (this "Agreement"), dated as of December 23, 1997, is entered into and made by and between Saratoga Beverage Group, Inc., a Delaware corporation (the "Secured Party"), and ONYX Management Services, LLC., a Georgia limited liability company ("ONYX").

                  WHEREAS, the Secured Party has agreed to lend ONYX an aggregate of up to Eight Hundred Thousand Dollars ($800,000.00) for general business operations, and, simultaneously herewith, ONYX is issuing a Secured Promissory Note (the "Note" ) in such amount to the Secured Party; and

                  WHEREAS, as security for the loan, ONYX has agreed to grant to the Secured Party continuing security interests in the Collateral (as hereinafter defined); and

                  WHEREAS, it is a condition precedent to Secured Party's obligations to make the loan to ONYX that ONXY execute and deliver to the Secured Party this Agreement; and

                  WHEREAS, ONYX desires to execute and deliver this Agreement to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to ONYX, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ONYX covenants and agrees with the Secured Party as follows:

                  1. Security for Obligations. This Agreement is for the benefit of the Secured Party to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of ONYX to the Secured Party, of every kind and description, whether direct, indirect or contingent, now existing or hereafter acquired or arising, secured or unsecured, primary or secondary, due or to become due, arising under the Note or this Agreement and any future amendments thereto (all of the foregoing are hereinafter called the "Obligations").

                  2. Definition of Collateral. As used herein, the term "Collateral" shall mean all tangible and intangible personal property and fixtures of ONXY, whether now owned or hereafter acquired by or arising in ONYX or in which ONYX now or hereafter holds or hereafter acquires an interest (direct or indirect), wherever located; and all additions and substitutions thereto, wherever located; and all proceeds and products of all of the foregoing, wherever situated.

                  3. Pledge of Collateral. To secure the Obligations, ONYX hereby assigns, grants, conveys, pledges and sets over to the Secured Party a security interest in all of the Collateral.

                                  Exhibit - 36

                  4. Payments and Other Distributions. Unless a Default shall have occurred and be continuing, all cash or other amounts payable in respect of the Collateral shall be paid to ONYX.

                  5. Representations, Warranties and Covenants. ONYX hereby represents, warrants and covenants as follows:

                           (a) ONYX is, or to the extent that certain of the
Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, free from any adverse lien, security interest or encumbrance. ONYX will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein to the extent that it is commercially reasonable to do so. ONYX will keep the Collateral free from any adverse lien, security interest or encumbrance.

                           (b) No financing statement covering the Collateral is
on file in any public office, other than the financing statements filed or to be filed by or on behalf of the Secured Party pursuant to this Agreement.

                           (c) ONYX will promptly pay any and all taxes,
assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges have been adequately reserved for and are currently being contested in good faith by ONYX in appropriate proceedings.

                           (d) ONYX will immediately notify the Secured Party of
any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution.

                           (e) ONXY will not sell or offer to sell or otherwise
assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party.

                           (f) ONYX will provide the Secured Party with not less
than thirty (30) days' prior written notice of any change in the name of ONYX.

                           (g) ONYX will have and maintain insurance at all
times with respect to the Collateral against risks of damage, fire (including so-called extended coverage) and theft, and such other risks of damage, fire (including so-called extended coverage) and theft, and such other risks as the Secured Party may reasonable require in writing, containing such terms, in such form, for such periods and written by such companies as may be reasonable satisfactory to the Secured Party, such insurance shall name the Secured Party as loss payee and additional insured, as applicable, and shall provide for thirty (30) days' prior advance notice in writing to the Secured Party of any amendment or cancellation thereof, and within ten (10) days after the execution hereof, ONYX shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions.

                                  Exhibit - 37

                           (h) ONXY represents and warrants that all books and
records concerning the Collateral are located at 1733 Mount Vernon Road, Suite 202, Atlanta, Georgia 30338. ONXY shall immediately notify the Secured Party of any change in the location of its chief executive office, of any new or additional address where its books and records concerning the Collateral are located.

                           (i) ONYX agrees to reimburse the Secured Party on
demand for reasonable out-of-pocket expenses incurred in connection with the Secured Party's exercise of its rights under this Agreement. ONYX agrees to indemnify the Secured Party and hold it harmless against any costs, expenses, losses, damages and liability (including reasonable attorney's fees) incurred in connection with this Agreement.

                           (j) ONYX covenants and agrees that ONYX (i) shall
defend the Secured Party's right, title and security interest in and to the Collateral as a first lien security interest, against the claims and demands of all persons whomsoever; (ii) shall have like title to and right to pledge any other property at any time hereafter constituting Collateral and shall likewise defend the right thereto and first lien security interest therein of Secured Party; and (iii) shall not, with respect to any Collateral, enter into or grant any lien or security interest on any of the Collateral (other than the liens granted pursuant to this Agreement).

                   6.       Remedies in Case of Default.

                  For purposes of this Agreement, a "Defualt" shall mean the occurrence of one or more of the following events:

                              (i) if ONYX shall fail to pay when due any of the
Obligations; or if ONYX shall breach any of the representations, warranties or covenants contained in this Agreement; or

                              (ii) if an Event of Default should occur under the
Note.

If a Default shall have occurred and be continuing, the Secured Party shall be entitled to exercise all of the rights, powers and remedies for the protection and enforcement of its rights in respect of the Collateral at law or equity and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral, or any part thereof, at public or private sale or at any broker's board, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. The Secured Party shall have the right to take immediate possession of the Collateral and for the purpose may enter upon any premises on which any Collateral is located without notice and remove the same therefrom. ONYX hereby expressly consents to such repossession of the Collateral and waives all rights to demand any notice with respect thereto. The Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale and may apply all or any portion of the Obligations towards the payment for any Collateral purchased by the Secured Party, and may thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof



                                  Exhibit - 38
the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption. ONYX, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or apraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Secured Party shall give ten (10) days' prior written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                  7. Transfer by ONYX. ONYX shall not sell or otherwise dispose of or grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein, except for sales of inventory in the ordinary course of business.

                  8. Power of Attorney. ONYX hereby appoints the Secured Party and any designee of the Secured Party as ONYX's attorney-in-fact, at ONYX's own cost and expense, to exercise at any time after the occurrence of a Default all or any of the powers, authorities, and discretions conferred on or reserved to the Secured Party by or pursuant to this Agreement or applicable law, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreements, instrument or act as the Secured Party may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. ONYX hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Secured Party or any of the Secured Party's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Secured Party pursuant to this Paragraph 8, which power of attorney, being given for consideration, is irrevocable.

                  9. Financing Statements. ONYX agrees to deliver to the Secured Party concurrently herewith such UCC Financing Statements duly executed as the Secured Party may reasonable request, for filing in Georgia, and agrees, from time to time, to deliver to the Secured Party such additional UCC Financing Statements for filing and take any other actions, as may be appropriate, to perfect the Secured Party's security interest in such jurisdictions as the Secured Party may determine to be appropriate.


                  10. Miscellaneous. ONYX agrees with Secured Party that each of the obligations and liabilities of ONYX to the Secured Party under this agreement may be enforced against ONYX without the necessity of joining any other person as a party. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of ONYX and shall inure to the benefit of and



                                  Exhibit - 39
be enforceable by the Secured Party and its permitted successors and assigns. The headings in this agreement are for purposes of reference only and shall not limit or define the meaning hereof. This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.


                  11. Termination. Upon such time, if any, as ONYX shall pay, satisfy or otherwise discharge in full the Obligations, this Agreement shall be null and void and the security interests granted hereunder shall terminate.


                  12. Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this section 12 and hereby irrevocably waives any objection, including and objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New Yory, under the Commercial Arbitration Rules of the American Arbitration Association, in repect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.


                                  Exhibit - 40

     IN WITNESS WHEREOF, ONYX and Secured Party have caused this Agreement to be executed as of the date first above written.

                                   ONYK MANAGEMENT SERVICES, LLC



                                   By:_______________________________________
                                           Ronald C. Holliday
                                           Member and Manager



                                   SARATOGA BEVERAGE GROUP, INC.



                                   By:_______________________________________
                                           Robin Prever
                                           President and Chief Executive Officer





                                  Exhibit - 41